Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT (REVOLVER INCREASE)
THIRD AMENDMENT TO CREDIT AGREEMENT (REVOLVER INCREASE) (this “Agreement”), dated as of July 1, 2024 (and effective as set forth below), among GREATBATCH LTD., a New York corporation (the “Borrower”), INTEGER HOLDINGS CORPORATION, a Delaware corporation (the “Parent”), the Subsidiary Guarantors (as defined in the Existing Credit Agreement referred to below) party hereto, the Incremental Revolving Credit Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Parent, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of September 2, 2021 (as previously modified by that certain Incremental Term Loan Agreement dated as of December 1, 2021, amended by that certain First Amendment to Credit Agreement dated as of January 30, 2023, amended by that certain Second Amendment to Credit Agreement dated as of February 15, 2023, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”);
WHEREAS, the Borrower has requested an Incremental Revolving Credit Increase in the aggregate principal amount of $300,000,000, in accordance with Section 5.13 of the Existing Credit Agreement (the “Third Amendment Revolving Credit Increase”);
WHEREAS, subject to the terms of this Agreement, certain of the Revolving Credit Lenders identified on the signature pages hereto (each an “Incremental Revolving Credit Lender”) are severally willing to provide a portion of the Third Amendment Revolving Credit Increase;
WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Incremental Revolving Credit Lenders have agreed to further amend the Existing Credit Agreement as more specifically set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Revolving Credit Facility Increase; Reallocation.
(a)Each Incremental Revolving Credit Lender severally agrees that its Revolving Credit Commitment after giving effect to the Third Amendment Revolving Credit Increase shall be as set forth opposite such Lender’s name on Annex A hereto.
(b)The parties hereto hereby agree that (i) this Agreement constitutes a request for an Incremental Revolving Credit Increase pursuant to Section 5.13 of the Credit Agreement, (ii) the Third Amendment Revolving Credit Increase is being incurred pursuant to clause (c)(i) of the definition of “Incremental Facilities Limit”, (iii) the parties hereto hereby waive any prior notice required thereby, and (iv) this Agreement shall be deemed to be an “Incremental Amendment” in accordance with Section 5.13(f) of the Credit Agreement.

(c)Pursuant to Section 5.13 of the Credit Agreement, on the Third Amendment Effective Date (as defined below) and after giving effect to this Agreement, the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent among the Revolving Credit Lenders (including the Incremental Revolving Credit Lenders providing the Third Amendment Revolving Credit Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the Incremental Revolving Credit Lenders providing the Third Amendment Revolving Credit Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 5.9 of the Credit Agreement in connection with such reallocation as if such reallocation were a repayment).
SECTION 2.    Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Third Amendment Effective Date”):
(a)The Administrative Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)this Agreement, duly executed by each of the Credit Parties existing as of the Third Amendment Effective Date, the Administrative Agent and each of the Incremental Revolving Credit Lenders;
(ii)a certificate of a Responsible Officer (or the secretary or assistant secretary) of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), bylaws or other governing documents, as applicable, of such Credit Party have not been amended, restated, supplemented or otherwise modified since the date of the Existing Credit Agreement (or the most recent date of delivery to the Administrative Agent), (B) the bylaws or other governing document of such Credit Party have not been amended, restated, supplemented or otherwise modified since the date of the Existing Credit Agreement (or the most recent date of delivery to the Administrative Agent) and (C) attached thereto, or referenced therein, is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and any related documentation;
(iii)certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable; and
(iv)an opinion from counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(b)The representations and warranties set forth in Section 3 shall be true and correct.
(c)No Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to this Agreement.

(d)The Borrower shall have paid all fees and expenses required to be paid on the Third Amendment Effective Date.
◦For purposes of determining compliance with the conditions specified in this Section 2, the Administrative Agent and each Incremental Revolving Credit Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Incremental Revolving Credit Lender unless the Administrative Agent shall have received notice from such Incremental Revolving Credit Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.
•SECTION 3.    Representations and Warranties. To induce the Administrative Agent and the Incremental Revolving Credit Lenders party hereto to enter into this Agreement, each Credit Party represents and warrants to the Administrative Agent and the Incremental Revolving Credit Lenders on and as of the Third Amendment Effective Date that, in each case:
(a)each of the representations and warranties contained in Article VII of the Credit Agreement are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true, correct and complete in all respects, with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct as of such earlier date);
(b)no Event of Default has occurred and is continuing immediately prior to or after giving effect to this Agreement;
(c)it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with their respective terms; and
(d)this Agreement has been duly executed and delivered by the duly authorized officers, managers, managing members or other authorized person of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
SECTION 4.    Credit Party Acknowledgements, Agreements and Confirmations. By its execution of this Agreement, each Credit Party hereby (a) consents to this Agreement and agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Credit Party, or release such Credit Party from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
SECTION 5.    Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)    On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and supplemented by this Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended and supplemented by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Secured Obligations.
(d)    This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable fees, costs and expenses in accordance with the terms thereof.
◦SECTION 7.    Governing Law; Jury Trial Waiver. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 8.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may be executed by Electronic Signatures or in the form of an Electronic Record pursuant to, and in accordance with, the provisions of Section 12.16 of the Credit Agreement.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

BORROWER:
GREATBATCH LTD.
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

PARENT:
INTEGER HOLDINGS CORPORATION
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

GUARANTORS:
GBV, LLC
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: President

ELECTROCHEM SOLUTIONS, INC.
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

LAKE REGION MEDICAL, INC.
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

Integer Holdings Corporation
Third Amendment to Credit Agreement (Revolver Increase)
Signature Page

ACCELLENT LLC
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

LAKE REGION MANUFACTURING, INC.
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

VENUSA, LTD.
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

OSCOR INC.
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

OSCOR CARIBE, LLC
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

CPE 1, LLC
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: President

Integer Holdings Corporation
Third Amendment to Credit Agreement (Revolver Increase)
Signature Page

PULSE TECHNOLOGIES, INC.
By: /s/ Tom P. Thomas_________________________
Name: Tom P. Thomas
Title: Vice President

Integer Holdings Corporation
Third Amendment to Credit Agreement (Revolver Increase)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and an Incremental Revolving Credit Lender

By: _/s/ Andrea Chen____________________________
Name: Andrea Chen
Title: Managing Director

Integer Holdings Corporation
Third Amendment to Credit Agreement (Revolver Increase)
Signature Page

BANK OF AMERICA, N.A., as an Incremental Revolving Credit Lender

By: _/s/ Alexander L. Rody______________________
Name: Alexander L. Rody
Title: Senior Vice President

Integer Holdings Corporation
Third Amendment to Credit Agreement (Revolver Increase)
Signature Page

CITIBANK, N.A., as an Incremental Revolving Credit Lender

By: __/s/ Nicholas Bancroft_____________________
Name: Nicholas Bancroft
Title: Authorized Signer

Integer Holdings Corporation
Third Amendment to Credit Agreement (Revolver Increase)
Signature Page

Annex A

REVOLVING CREDIT COMMITMENTS AND REVOLVING CREDIT COMMITMENT PERCENTAGES

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$176,030,769.23	22.003846154%
Bank of America, N.A.	$168,500,000.00	21.062500000%
Citibank, N.A.	$168,500,000.00	21.062500000%
Fifth Third Bank, National Association	$65,000,000.00	8.125000000%
KeyBank, National Association	$50,769,230.77	6.346153846%
Santander Bank, N.A.	$94,800,000.00	11.850000000%
Manufacturers and Traders Trust Company	$39,200,000.00	4.900000000%
Regions Bank	$37,200,000.00	4.650000000%
Hancock Whitney Bank	$0.00	0.000000000%
Total	$800,000,000.00	100.000000000%